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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): September 18, 1997

                              AGRILINK FOODS, INC.
               (Exact Name of Registrant as Specified in Charter)


                 New York                              33-56517                         16-0845824
(State or other jurisdiction of incorporation) (Commission File Number)     (IRS Employer Identification Number


             90 Linden Place, PO Box 681, Rochester, New York 14603
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's Telephone Number Including Area Code: (716) 383-1850

                            CURTICE BURNS FOODS, INC.
                                  (Former Name)


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Item 5.       Other Events

     On September 18, 1997, Curtice Burns Foods, Inc., a wholly-owned subsidiary of Pro-Fac Cooperative (Nasdaq: PFACP), changed its name to "Agrilink Foods, Inc."

     The three recently-consolidated business units, Comstock Michigan Fruit, Southern Frozen Foods, and Brooks Foods, will now be called "Curtice Burns Foods." There are no changes in company brands or product lines. In addition, all other Agrilink business units, Curtice Burns Foods, Nalley's Fine Foods, Tim's Cascade Chips, Snyder of Berlin, and Husman Snack Foods, will now carry the tagline, "an Agrilink business," in their logos, to further reinforce the connection to Agrilink.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            CURTICE-BURNS FOODS, INC.



Dated:  September 23, 1997     By:    /s/               Earl L. Powers
        ------------------            ------------------------------------------
                                                        Earl L. Powers,
                                                     Vice President Finance
                                                   and Chief Financial Officer